UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2013 Annual Report to Shareholders

DWS Global Growth Fund (formerly DWS Global Thematic Fund)

Contents
4 Letter to Shareholders
5 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
34 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Information About Your Fund's Expenses
49 Tax Information
50 Summary of Management Fee Evaluation by Independent Fee Consultant
54 Board Members and Officers
59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium- sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds
Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Strategy
The fund invests at least 65% of its total assets in U.S. and foreign equities issued by U.S. and foreign-based companies. The fund can invest in companies of any size and from any country, including countries with emerging economies. The fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a global small cap growth sleeve. The fund's global growth sleeve will typically consist of approximately 60 to 80 companies that are diversified across the growth spectrum, including early stage, core growth, and established growth companies. The fund's global small cap growth sleeve will generally invest in small and mid cap global growth companies and will typically consist of approximately 100 to 120 companies.

During the 12-month period ended August 31, 2013 DWS Global Growth Fund returned 18.88%. The fund outperformed both the 17.63% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 17.44% average return of its Morningstar peer group, World Stock Funds.

The fund's strong 12-month return reflects the highly favorable environment for global equities. A backdrop of improving economic growth, the stabilization of Europe's debt problems and the supportive central bank policies in the United States, Europe and Japan buoyed investor sentiment and helped fuel a rally across the developed markets. The MSCI World Index closed the period just short of its highest level in nearly five years.

Fund Performance

Our team took over the fund's management duties on February 1, 2013, at which point the fund — formerly DWS Global Thematic Fund — was renamed DWS Global Growth Fund. We spent the first quarter transitioning the portfolio to reflect our investment approach, a process that is now complete. The fund's 12-month performance results, therefore, incorporate the results since February 1, 2013.

As discussed in the "Investment Strategy" box, the fund has two "sleeves," or strategies.

Since we took over the fund on February 1, 2013, the small-cap sleeve has been the better performer of the two, delivering positive returns both on an absolute basis and relative to the index. Early in the period we saw strong performance from our holdings in Japan, where we were mostly invested in companies with exposure to the domestic economy rather than the export markets. Many investors saw Japan simply as a "macro trade," one that was designed to benefit from broader economic trends rather than company-specific developments. However, we owned — and continue to find — growing companies whose fundamental businesses were doing well and whose stocks were trading at attractive valuations.

Financial stocks were the largest detractors in the small-cap sleeve despite our being significantly underweight in the sector. However, when we look at our four worst-performing positions in this sector, we continue to have strong conviction in each individual holding. This reflects our belief that market prices, especially among small-cap stocks, often deviate significantly from the intrinsic values of the underlying companies. Our underweight in financial companies was not the result of a particular market view; instead, we found many banks and insurance companies to have opaque balance sheets that impeded our ability to develop confidence in their fundamental value.

In terms of geographic positioning, we reduced our overweight positions in Asia during the period. We have used the proceeds to add to our positions in the United States and Europe, where we have been underweight since we took over the fund's management duties. While we make our investment decisions on a bottom-up basis, we also strive to stay cognizant of the overall macroeconomic picture.

The large-cap sleeve also finished the period with positive performance. In the months immediately after we took over the fund, investors displayed a continued preference for large-cap companies paying high dividends — even within the growth stock universe. The large-cap sleeve owns higher-growth companies, which hurt relative performance during the portion of the period in which investors flocked to the perceived safety of higher-yielding assets. However, as the market's preference started to reverse toward the close of the reporting period, we were able to make up for some of the earlier underperformance.

"We remain focused on finding quality, growing businesses with valuations that are attractive for the long-term investor."

On a regional basis, the large-cap sleeve was also negatively impacted by its underweight position in Japan. In addition, a relatively high weighting of 12% in emerging-markets stocks within the large-cap sleeve weighed on relative performance given the weak returns of the asset class during the period.

Ten Largest Equity Holdings at August 31, 2013 (10.0% of Net Assets)	Country	Percent
1. Alliance Data Systems Corp. Provides card services, loyalty and marketing solutions	United States	1.1%
2. Pacira Pharmaceuticals, Inc. It focuses on development, commercialization and manufacturing of proprietary pharmaceutical products	United States	1.1%
3. JPMorgan Chase & Co. Provider of global financial services	United States	1.1%
4. MasterCard, Inc. Offers transaction processing and related services	United States	1.0%
5. Pernod-Ricard SA Manufactures wine and spirits	France	1.0%
6. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	1.0%
7. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	1.0%
8. United Internet AG Offers Internet access services	Germany	0.9%
9. Western Digital Corp. Manufacturer of hard drives for desktop computers	United States	0.9%
10. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	0.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 59 for contact information.

Outlook and Positioning

We have positioned the portfolio to perform well in a potentially uncertain environment. This overweight was funded by our underweight positions in financials, materials and telecommunications. While the portfolio is constructed from the bottom up, we continue to find the best combination of growth and value in these areas.

We remain committed to being fully invested and owning world-class businesses with large barriers to entry, strong growth, pricing power and conservative balance sheets.

We remain focused on finding quality, growing businesses with valuations that are attractive for the long-term investor.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

• Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

• BS from Carlson School of Management, University of Minnesota; CFA Charterholder.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

• Portfolio Manager for US Small and Mid Cap Equity: New York.

• BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Reid Galas, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2008 with eight years of experience; previously, he served in supply chain consulting and analysis at Deloitte Consulting, Cheshire Technology and Numetrix.

• Research Analyst for Global Small Cap Equity: New York.

• BS in Operations Research and Industrial Engineering from Cornell University; MBA from Ross School of Business, University of Michigan; CFA Charterholder.

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

• Portfolio Manager for Global Equities: Frankfurt.

• Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr. rer. pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

• Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

• Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbank Wuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg; CFA Charterholder.

Sebastian P. Werner, PhD, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

• Portfolio Manager for Global and US Growth Equities: Frankfurt.

• MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr. rer. pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into the MSCI World Index.

The Morningstar World Stock Funds category represents international funds that have more than 20% of stocks invested in the United States.

Contributors and detractors incorporate both a stock's return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Overweight means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or stock.

Performance Summary August 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	18.88%	2.65%	7.60%
Adjusted for the Maximum Sales Charge (max 5.75% load)	12.04%	1.44%	6.97%
MSCI World Index†	17.63%	4.12%	7.12%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	17.99%	1.82%	6.72%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	14.99%	1.63%	6.72%
MSCI World Index†	17.63%	4.12%	7.12%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	17.97%	1.87%	6.79%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	17.97%	1.87%	6.79%
MSCI World Index†	17.63%	4.12%	7.12%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
No Sales Charges	18.59%	2.34%	7.34%
MSCI World Index†	17.63%	4.12%	7.12%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
No Sales Charges	19.17%	2.94%	7.92%
MSCI World Index†	17.63%	4.12%	7.12%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/13
No Sales Charges	19.17%	2.99%	3.25%
MSCI World Index†	17.63%	4.12%	4.12%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 1.54%, 2.29%, 2.26%, 1.91%, 1.24% and 1.20% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Effective February 1, 2013, the Fund's investment strategies changed and the Fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a small cap growth sleeve. The Fund's past performance may have been different if the Fund had been managed using the current investment strategies.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through August 31, 2013, which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
8/31/13	$25.65	$24.58	$24.76	$25.59	$25.57	$25.57
8/31/12	$21.78	$20.87	$21.02	$21.72	$21.72	$21.73
Distribution Information as of 8/31/13
Income Dividends, Twelve Months	$.22	$.04	$.04	$.15	$.29	$.29

Investment Portfolio as of August 31, 2013
	Shares	Value ($)

Common Stocks 94.2%
Belgium 0.9%
Anheuser-Busch InBev NV (Cost $7,231,639)	75,000	7,010,834
Bermuda 0.6%
Lazard Ltd. "A" (Cost $3,378,956)	132,676	4,699,384
Canada 2.9%
Brookfield Asset Management, Inc. "A"	230,000	7,954,904
Canadian Pacific Railway Ltd.	60,000	7,056,109
Goldcorp, Inc. (a)	130,000	3,835,000
SunOpta, Inc.*	564,760	5,054,602
(Cost $24,974,951)		23,900,615
China 0.7%
Minth Group Ltd. (Cost $4,529,548)	3,126,018	5,539,949
Cyprus 0.6%
Prosafe SE (Cost $5,543,846)	564,911	5,021,811
Denmark 0.6%
GN Store Nord AS (Cost $4,175,954)	252,495	5,190,045
Finland 0.4%
Stora Enso Oyj "R" (Cost $2,749,184)	400,000	3,090,018
France 2.8%
Edenred	130,000	3,887,036
Etablissements Maurel et Prom	125,000	2,059,530
JC Decaux SA (a)	151,788	5,084,004
LVMH Moet Hennessy Louis Vuitton SA	20,000	3,494,252
Pernod-Ricard SA	70,000	8,124,976
(Cost $22,851,943)		22,649,798
Germany 3.4%
BASF SE	51,000	4,456,683
Fresenius Medical Care AG & Co. KGaA	115,000	7,476,924
Gerresheimer AG	61,835	3,734,397
Stada Arzneimittel AG	90,000	4,354,477
United Internet AG (Registered)	223,355	7,721,738
(Cost $24,874,904)		27,744,219
Hong Kong 1.7%
K Wah International Holdings Ltd.	11,266,497	5,277,809
REXLot Holdings Ltd.	62,283,292	4,328,374
Techtronic Industries Co.	1,815,719	4,417,881
(Cost $16,153,911)		14,024,064
India 0.4%
ICICI Bank Ltd. (ADR) (Cost $4,421,837)	137,000	3,564,740
Indonesia 1.4%
PT Arwana Citramulia Tbk	41,737,708	3,092,328
PT Ciputra Property Tbk	23,561,809	1,526,523
PT Gudang Garam Tbk	800,000	2,775,708
PT Indofood CBP Sukses Makmur Tbk	4,500,000	4,117,788
(Cost $13,813,272)		11,512,347
Ireland 3.4%
Accenture PLC "A" (b)	60,000	4,335,000
C&C Group PLC	733,417	4,070,513
Experian PLC	250,000	4,370,443
Paddy Power PLC (e)	8,014	644,451
Paddy Power PLC (e)	61,389	4,949,221
Ryanair Holdings PLC (ADR)	122,881	5,831,932
Shire PLC	90,000	3,308,315
(Cost $27,222,210)		27,509,875
Italy 1.0%
Prysmian SpA	209,506	4,651,812
Unipol Gruppo Finanziario SpA	1,015,000	3,659,720
(Cost $7,480,781)		8,311,532
Japan 4.1%
Ai Holdings Corp.	253,268	2,573,302
Avex Group Holdings, Inc.	157,662	4,427,218
Hajime Construction Co., Ltd. (a)	93,338	5,319,229
Kusuri No Aoki Co., Ltd.	63,961	4,566,420
MISUMI Group, Inc.	100,286	2,455,439
Nippon Seiki Co., Ltd.	358,906	4,975,401
United Arrows Ltd.	119,906	4,798,904
Universal Entertainment Corp. (a)	216,396	4,099,832
(Cost $28,073,642)		33,215,745
Korea 0.7%
Hyundai Motor Co. (Cost $4,850,483)	25,000	5,577,265
Luxembourg 0.5%
Eurofins Scientific	8,000	1,853,348
Millicom International Cellular SA (SDR)	30,000	2,437,226
(Cost $4,298,057)		4,290,574
Malaysia 1.5%
Hartalega Holdings Bhd.	2,631,575	5,592,742
IHH Healthcare Bhd.*	3,400,000	4,153,053
Tune Ins Holdings Bhd.*	3,640,967	2,184,924
(Cost $10,326,108)		11,930,719
Mexico 1.1%
Fomento Economico Mexicano SAB de CV (ADR)	67,000	6,323,460
Grupo Aeroportuario del Sureste SAB de CV (ADR) (a)	21,000	2,352,000
(Cost $9,831,220)		8,675,460
Netherlands 3.1%
ASML Holding NV	67,000	5,871,787
Brunel International NV	89,067	4,525,967
Chicago Bridge & Iron Co. NV (b)	82,857	4,957,334
Koninklijke Vopak NV	69,718	3,907,637
SBM Offshore NV*	316,385	6,206,430
(Cost $23,285,805)		25,469,155
Norway 0.4%
DNO International ASA* (Cost $2,634,137)	1,400,000	3,037,822
Panama 0.5%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $4,219,154)	178,461	4,297,341
Philippines 1.2%
Alliance Global Group, Inc.*	6,586,617	3,803,765
GT Capital Holdings, Inc.	96,095	1,658,387
House of Investments, Inc.	2,857,880	382,377
Metropolitan Bank & Trust	2,275,000	4,136,333
(Cost $10,705,757)		9,980,862
Russia 0.5%
Sberbank of Russia (ADR) (Cost $5,633,883)	400,000	4,208,000
Singapore 1.2%
ARA Asset Management Ltd.	592,502	783,256
Lian Beng Group Ltd.	11,590,810	5,078,639
UE E&C Ltd.	1,958,019	1,492,474
Yongnam Holdings Ltd.	11,572,209	2,175,069
(Cost $8,841,388)		9,529,438
Spain 0.2%
Mapfre SA (a) (Cost $1,291,508)	400,000	1,346,352
Sweden 2.7%
Atlas Copco AB "A"	182,000	4,912,647
Meda AB "A"	206,000	2,266,909
Svenska Cellulosa AB "B"	200,000	4,881,119
Swedish Match AB	171,000	5,970,622
Telefonaktiebolaget LM Ericsson "B"	365,000	4,286,667
(Cost $22,788,565)		22,317,964
Switzerland 2.5%
Dufry AG (Registered)*	30,022	3,988,091
Nestle SA (Registered)	80,000	5,242,454
Novartis AG (Registered)	40,000	2,916,868
OC Oerlikon Corp. AG (Registered)*	192,691	2,388,635
Pentair Ltd. (Registered) (b)	90,000	5,409,900
(Cost $19,459,774)		19,945,948
Thailand 0.4%
Malee Sampran Factory PCL (Foreign Registered)	1,460,844	1,338,767
Ticon Industrial Connection PCL "F"	3,119,939	1,492,608
(Cost $5,229,502)		2,831,375
United Kingdom 7.5%
Aveva Group PLC	131,250	4,718,838
Babcock International Group PLC	362,656	6,395,653
British American Tobacco PLC	95,000	4,792,061
Burberry Group PLC	151,082	3,591,583
Crest Nicholson Holdings PLC*	685,198	3,266,278
Domino's Pizza Group PLC	420,249	3,686,132
Essentra PLC	323,106	3,849,919
Hargreaves Lansdown PLC	292,890	4,532,109
HellermannTyton Group PLC*	1,033,712	4,268,396
IG Group Holdings PLC	389,576	3,426,914
Intertek Group PLC	110,000	5,451,919
John Wood Group PLC	335,958	4,193,709
Rotork PLC	99,364	4,169,460
Spirax-Sarco Engineering PLC	110,753	5,100,962
(Cost $56,018,285)		61,443,933
United States 45.3%
Advance Auto Parts, Inc.	41,448	3,318,741
AECOM Technology Corp.*	113,167	3,296,555
Affiliated Managers Group, Inc.* (a)	29,343	5,115,072
Agilent Technologies, Inc.	50,000	2,332,000
Allergan, Inc.	46,000	4,065,480
Alliance Data Systems Corp.* (a)	45,000	8,806,500
Altra Holdings, Inc. (a)	87,273	2,168,734
Amphenol Corp. "A"	100,000	7,577,000
Applied Industrial Technologies, Inc.	64,674	3,079,776
BE Aerospace, Inc.*	68,349	4,660,718
Beam, Inc.	114,000	7,142,100
Blount International, Inc.*	17,563	203,906
BorgWarner, Inc. (a)	57,344	5,538,284
Bristol-Myers Squibb Co.	100,000	4,169,000
Cadence Design Systems, Inc.* (a)	100,000	1,347,000
Cardtronics, Inc.*	118,930	4,125,682
Catamaran Corp.*	83,476	4,583,667
CBRE Group, Inc. "A"*	235,000	5,139,450
Cerner Corp.* (a)	80,000	3,684,800
Citrix Systems, Inc.* (a)	30,000	2,123,100
Colfax Corp.* (a)	100,000	5,209,000
Danaher Corp.	100,000	6,552,000
Deckers Outdoor Corp.* (a)	48,155	2,828,143
DFC Global Corp.* (a)	312,246	3,528,380
DIRECTV*	86,000	5,003,480
Dresser-Rand Group, Inc.*	70,808	4,315,040
Dril-Quip, Inc.*	39,372	4,016,338
eBay, Inc.*	35,000	1,749,650
Edwards Lifesciences Corp.*	45,000	3,167,100
Encore Capital Group, Inc.* (a)	115,809	4,964,732
ExamWorks Group, Inc.* (a)	136,831	3,215,529
Exxon Mobil Corp.	50,000	4,358,000
FMC Technologies, Inc.* (a)	90,000	4,826,700
Google, Inc. "A"*	5,000	4,234,500
Green Mountain Coffee Roasters, Inc.* (a)	37,918	3,272,703
Hain Celestial Group, Inc.*	40,748	3,332,371
HeartWare International, Inc.*	47,858	3,761,639
Hi-Tech Pharmacal Co., Inc.	83,287	3,590,503
Jack in the Box, Inc.*	59,264	2,340,335
Jarden Corp.* (a)	106,987	4,595,092
JPMorgan Chase & Co.	170,000	8,590,100
L Brands, Inc.	80,000	4,588,800
Las Vegas Sands Corp.	115,000	6,480,250
Leucadia National Corp.	167,188	4,167,997
Ligand Pharmaceuticals, Inc. "B"*	32,338	1,555,134
Manitowoc Co., Inc. (a)	253,867	5,072,263
MasterCard, Inc. "A"	14,000	8,485,120
McDonald's Corp.	54,000	5,095,440
MICROS Systems, Inc.* (a)	72,032	3,522,365
Microsoft Corp.	80,000	2,672,000
Middleby Corp.*	26,139	4,860,286
National Oilwell Varco, Inc.	60,000	4,458,000
Noble Energy, Inc.	90,000	5,528,700
Oaktree Capital Group LLC	50,919	2,637,604
Oasis Petroleum, Inc.* (a)	80,881	3,170,535
Ocwen Financial Corp.*	128,739	6,493,595
Oil States International, Inc.*	27,508	2,454,264
Onyx Pharmaceuticals, Inc.* (a)	14,000	1,730,120
Pacira Pharmaceuticals, Inc.*	242,862	8,796,462
Pall Corp.	70,000	4,839,800
Polaris Industries, Inc. (a)	46,782	5,109,062
Praxair, Inc.	66,000	7,748,400
Precision Castparts Corp.	30,000	6,337,200
PTC, Inc.*	90,604	2,362,046
Rackspace Hosting, Inc.* (a)	75,000	3,361,500
Roadrunner Transportation Systems, Inc.*	145,858	3,955,669
Rosetta Resources, Inc.*	41,568	1,934,159
Schlumberger Ltd.	90,000	7,284,600
Sears Hometown & Outlet Stores, Inc.*	90,248	2,895,156
Signature Bank* (a)	34,192	2,999,322
Sinclair Broadcast Group, Inc. "A"	94,304	2,255,752
Synta Pharmaceuticals Corp.*	374,034	2,206,801
Tenneco, Inc.*	87,132	4,019,399
The Bancorp., Inc.*	146,027	2,308,687
Thermon Group Holdings, Inc.* (a)	194,099	4,017,849
Thoratec Corp.*	117,574	4,200,919
TIBCO Software, Inc.*	140,436	3,165,427
TiVo, Inc.*	165,029	1,925,888
Tractor Supply Co.	27,000	3,303,990
Tristate Capital Holdings, Inc.*	177,386	2,314,887
United Rentals, Inc.* (a)	80,641	4,416,708
United Technologies Corp.	65,000	6,506,500
Urban Outfitters, Inc.*	90,552	3,796,845
WABCO Holdings, Inc.*	55,750	4,347,942
Waddell & Reed Financial, Inc. "A"	104,941	4,997,290
Western Digital Corp.	122,393	7,588,366
Yelp, Inc.* (a)	42,000	2,183,160
Zions Bancorp. (a)	178,018	4,979,163
(Cost $338,049,174)		369,060,322
Total Common Stocks (Cost $724,939,378)		766,927,506

Participatory Notes 1.0%
India 0.4%
Housing Development Finance Corp., Ltd. (issuer Merrill Lynch International), Expiration Date 8/19/2015* (Cost $4,962,585)	325,000	3,535,057
Nigeria 0.6%
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015* (Cost $5,173,386)	38,000,000	4,585,118
Total Participatory Notes (Cost $10,135,971)		8,120,175

	Principal Amount ($)	Value ($)

Other Investments 0.2%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,708,969

	Shares	Value ($)

Securities Lending Collateral 12.5%
Daily Assets Fund Institutional, 0.09% (c) (d) (Cost $102,224,158)	102,224,158	102,224,158

Cash Equivalents 4.8%
Central Cash Management Fund, 0.05% (c) (Cost $38,971,610)	38,971,610	38,971,610

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $876,271,117)†	112.7	917,952,418
Other Assets and Liabilities, Net	(12.7)	(103,616,998)
Net Assets	100.0	814,335,420

* Non-income producing security.

† The cost for federal income tax purposes was $876,206,898. At August 31, 2013, net unrealized appreciation for all securities based on tax cost was $41,745,520. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,306,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,560,571.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at August 31, 2013 amounted to $98,369,290, which is 12.1% of net assets.

(b) Listed on New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e) Securities with same description are the same corporate entity but trade on different stock exchanges.

ADR: American Depositary Receipt

SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)
Belgium	$—	$7,010,834	$—	$7,010,834
Bermuda	4,699,384	—	—	4,699,384
Canada	23,900,615	—	—	23,900,615
China	—	5,539,949	—	5,539,949
Cyprus	—	5,021,811	—	5,021,811
Denmark	—	5,190,045	—	5,190,045
Finland	—	3,090,018	—	3,090,018
France	—	22,649,798	—	22,649,798
Germany	—	27,744,219	—	27,744,219
Hong Kong	—	14,024,064	—	14,024,064
India	3,564,740	—	—	3,564,740
Indonesia	—	11,512,347	—	11,512,347
Ireland	10,166,931	17,342,944	—	27,509,875
Italy	—	8,311,532	—	8,311,532
Japan	—	33,215,745	—	33,215,745
Korea	—	5,577,265	—	5,577,265
Luxembourg	—	4,290,574	—	4,290,574
Malaysia	—	11,930,719	—	11,930,719
Mexico	8,675,460	—	—	8,675,460
Netherlands	4,957,334	20,511,821	—	25,469,155
Norway	—	3,037,822	—	3,037,822
Panama	4,297,341	—	—	4,297,341
Philippines	—	9,980,862	—	9,980,862
Russia	4,208,000	—	—	4,208,000
Singapore	—	9,529,438	—	9,529,438
Spain	—	1,346,352	—	1,346,352
Sweden	—	22,317,964	—	22,317,964
Switzerland	5,409,900	14,536,048	—	19,945,948
Thailand	—	2,831,375	—	2,831,375
United Kingdom	—	61,443,933	—	61,443,933
United States	369,060,322	—	—	369,060,322
Participatory Notes (f)	—	8,120,175	—	8,120,175
Other Investments	1,708,969	—	—	1,708,969
Short-Term Investments (f)	141,195,768	—	—	141,195,768
Total	$581,844,764	$336,107,654	$—	$917,952,418

There have been no transfers between fair value measurement levels for the year ended August 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $735,075,349) — including $98,369,290 of securities loaned	$776,756,650
Investment in Daily Assets Fund Institutional (cost $102,224,158)*	102,224,158
Investment in Central Cash Management Fund (cost $38,971,610)	38,971,610
Total investments in securities, at value (cost $876,271,117)	917,952,418
Foreign currency, at value (cost $473,104)	451,370
Receivable for investments sold	4,235,567
Receivable for Fund shares sold	181,962
Dividends receivable	743,184
Interest receivable	20,009
Due From Advisor	37,990
Foreign taxes recoverable	320,592
Other assets	32,270
Total assets	923,975,362
Liabilities
Cash overdraft	603,220
Payable upon return of securities loaned	102,224,158
Payable for investments purchased	2,740,968
Payable for Fund shares redeemed	2,939,434
Accrued management fee	627,424
Accrued Directors' fees	10,688
Other accrued expenses and payables	494,050
Total liabilities	109,639,942
Net assets, at value	$814,335,420
Net Assets Consist of
Undistributed net investment income	3,872,249
Net unrealized appreciation (depreciation) on: Investments	41,681,301
Foreign currency	(29,184)
Accumulated net realized gain (loss)	(581,660,112)
Paid-in capital	1,350,471,166
Net assets, at value	$814,335,420

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($85,803,091 ÷ 3,345,203 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.65
Maximum offering price per share (100 ÷ 94.25 of $25.65)	$27.21
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,189,236 ÷ 170,414 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$24.58
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,269,603 ÷ 1,343,945 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$24.76
Class R Net Asset Value, offering and redemption price(a) per share ($5,683,246 ÷ 222,124 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.59
Class S Net Asset Value, offering and redemption price(a) per share ($643,975,021 ÷ 25,186,006 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$25.57
Institutional Class Net Asset Value, offering and redemption price(a) per share ($41,415,223 ÷ 1,619,675 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$25.57

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $774,248)	$13,438,572
Interest	32,212
Income distributions — Central Cash Management Fund	14,897
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	347,155
Total income	13,832,836
Expenses: Management fee	7,423,555
Administration fee	829,313
Services to shareholders	1,312,131
Distribution and service fees	684,980
Custodian fee	220,869
Professional fees	112,955
Reports to shareholders	108,998
Registration fees	76,454
Directors' fees and expenses	34,153
Other	74,967
Total expenses before expense reductions	10,878,375
Expense reductions	(1,422,724)
Total expenses after expense reductions	9,455,651
Net investment income (loss)	4,377,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	51,429,303
Futures	(102,456)
Foreign currency	(1,067,877)
Payments by affiliates (see Note G)	4,712
50,263,682
Change in net unrealized appreciation (depreciation) on: Investments	89,808,891
Foreign currency	(6,311)
89,802,580
Net gain (loss)	140,066,262
Net increase (decrease) in net assets resulting from operations	$144,443,447

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$4,377,185	$8,420,536
Net realized gain (loss)	50,263,682	(29,903,538)
Change in net unrealized appreciation (depreciation)	89,802,580	18,699,522
Net increase (decrease) in net assets resulting from operations	144,443,447	(2,783,480)
Distributions to shareholders from: Net investment income: Class A	(863,706)	(1,446,885)
Class B	(14,170)	(50,588)
Class C	(69,738)	(223,435)
Class R	(38,535)	(66,899)
Class S	(7,699,909)	(9,630,598)
Institutional Class	(511,633)	(567,620)
Total distributions	(9,197,691)	(11,986,025)
Fund share transactions: Proceeds from shares sold	37,948,279	47,008,229
Reinvestment of distributions	8,375,929	10,963,470
Payments for shares redeemed	(183,583,751)	(221,519,917)
Redemption fees	1,492	2,663
Net increase (decrease) in net assets from Fund share transactions	(137,258,051)	(163,545,555)
Increase (decrease) in net assets	(2,012,295)	(178,315,060)
Net assets at beginning of period	816,347,715	994,662,775
Net assets at end of period (undistributed net investment income of $3,872,249 and $8,784,182, respectively)	$814,335,420	$816,347,715

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$21.78		$22.04		$20.29		$19.43		$23.43
Income (loss) from investment operations: Net investment income (loss)a	.08		.16		.18		.07		.17
Net realized and unrealized gain (loss)	4.01		(.17)		1.65		.93		(4.06)
Total from investment operations	4.09		(.01)		1.83		1.00		(3.89)
Less distributions from: Net investment income	(.22)		(.25)		(.09)		(.16)		(.02)
Net realized gains	—		—		—		—		(.09)
Total distributions	(.22)		(.25)		(.09)		(.16)		(.11)
Increase from regulatory settlements	—		—		.01	d	.02	d	—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$25.65		$21.78		$22.04		$20.29		$19.43
Total Return (%)b	18.88	c	(.01	)c	9.07	d	5.26	d	(16.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86		98		143		186		219
Ratio of expenses before expense reductions (%)	1.52		1.54		1.52		1.50		1.59
Ratio of expenses after expense reductions (%)	1.31		1.52		1.52		1.50		1.59
Ratio of net investment income (loss) (%)	.35		.74		.78		.36		1.08
Portfolio turnover rate (%)	150		104		137		171		210
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class B	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$20.87		$21.12		$19.52		$18.71		$22.75
Income (loss) from investment operations: Net investment income (loss)a	(.11)		.00	*	.02		(.08)		.04
Net realized and unrealized gain (loss)	3.86		(.17)		1.57		.87		(3.99)
Total from investment operations	3.75		(.17)		1.59		.79		(3.95)
Less distributions from: Net investment income	(.04)		(.08)		—		—		—
Net realized gains	—		—		—		—		(.09)
Total distributions	(.04)		(.08)		—		—		(.09)
Increase from regulatory settlements	—		—		.01	d	.02	d	—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$24.58		$20.87		$21.12		$19.52		$18.71
Total Return (%)b	17.99	c	(.76	)c	8.20	d	4.33	d	(17.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		9		14		17		20
Ratio of expenses before expense reductions (%)	2.33		2.29		2.31		2.30		2.48
Ratio of expenses after expense reductions (%)	2.06		2.27		2.31		2.30		2.48
Ratio of net investment income (loss) (%)	(.47)		.01		.00		(.44)		.18
Portfolio turnover rate (%)	150		104		137		171		210
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$21.02		$21.28	$19.66		$18.82		$22.85
Income (loss) from investment operations: Net investment income (loss)a	(.10)		.00 *	.03		(.07)		.05
Net realized and unrealized gain (loss)	3.88		(.17)	1.58		.89		(3.99)
Total from investment operations	3.78		(.17)	1.61		.82		(3.94)
Less distributions from: Net investment income	(.04)		(.09)	—		—		—
Net realized gains	—		—	—		—		(.09)
Total distributions	(.04)		(.09)	—		—		(.09)
Increase from regulatory settlements	—		—	.01	d	.02	d	—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$24.76		$21.02	$21.28		$19.66		$18.82
Total Return (%)b	17.97	c	(.75)	8.24	d	4.46	d	(17.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		38	56		74		88
Ratio of expenses before expense reductions (%)	2.26		2.26	2.26		2.23		2.37
Ratio of expenses after expense reductions (%)	2.06		2.26	2.26		2.23		2.37
Ratio of net investment income (loss) (%)	(.41)		.01	.04		(.37)		.29
Portfolio turnover rate (%)	150		104	137		171		210
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class R	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$21.72		$22.00		$20.24		$19.40		$23.42
Income (loss) from investment operations: Net investment income (loss)a	.02		.09		.12		.00	*	.14
Net realized and unrealized gain (loss)	4.00		(.18)		1.63		.93		(4.07)
Total from investment operations	4.02		(.09)		1.75		.93		(3.93)
Less distributions from: Net investment income	(.15)		(.19)		(.00	)*	(.11)		—
Net realized gains	—		—		—		—		(.09)
Total distributions	(.15)		(.19)		(.00	)*	(.11)		(.09)
Increase from regulatory settlements	—		—		.01	c	.02	c	—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$25.59		$21.72		$22.00		$20.24		$19.40
Total Return (%)	18.59	b	(.34	)b	8.71	c	4.85	c	(16.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6		33		37		34
Ratio of expenses before expense reductions (%)	1.75		1.91		1.80		1.85		1.83
Ratio of expenses after expense reductions (%)	1.56		1.80		1.80		1.85		1.83
Ratio of net investment income (loss) (%)	.10		.43		.50		.01		.83
Portfolio turnover rate (%)	150		104		137		171		210
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$21.72		$21.99	$20.23		$19.38		$23.36
Income (loss) from investment operations: Net investment income (loss)a	.15		.23	.26		.13		.22
Net realized and unrealized gain (loss)	3.99		(.19)	1.64		.92		(4.05)
Total from investment operations	4.14		.04	1.90		1.05		(3.83)
Less distributions from: Net investment income	(.29)		(.31)	(.15)		(.22)		(.06)
Net realized gains	—		—	—		—		(.09)
Total distributions	(.29)		(.31)	(.15)		(.22)		(.15)
Increase from regulatory settlements	—		—	.01	c	.02	c	—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$25.57		$21.72	$21.99		$20.23		$19.38
Total Return (%)	19.17	b	.30	9.34	c	5.57	c	(16.24)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	644		625	709		741		766
Ratio of expenses before expense reductions (%)	1.22		1.24	1.21		1.23		1.30
Ratio of expenses after expense reductions (%)	1.06		1.24	1.21		1.23		1.30
Ratio of net investment income (loss) (%)	.61		1.09	1.09		.63		1.36
Portfolio turnover rate (%)	150		104	137		171		210
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$21.73		$21.99	$20.24		$19.42		$23.37
Income (loss) from investment operations: Net investment income (loss)a	.15		.25	.26		.14		.24
Net realized and unrealized gain (loss)	3.98		(.20)	1.64		.92		(4.04)
Total from investment operations	4.13		.05	1.90		1.06		(3.80)
Less distributions from: Net investment income	(.29)		(.31)	(.16)		(.26)		(.06)
Net realized gains	—		—	—		—		(.09)
Total distributions	(.29)		(.31)	(.16)		(.26)		(.15)
Increase from regulatory settlements	—		—	.01	c	.02	c	—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$25.57		$21.73	$21.99		$20.24		$19.42
Total Return (%)	19.17	b	.31	9.42	c	5.55	c	(16.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41		40	39		21		19
Ratio of expenses before expense reductions (%)	1.17		1.20	1.20		1.20		1.12
Ratio of expenses after expense reductions (%)	1.05		1.20	1.20		1.20		1.12
Ratio of net investment income (loss) (%)	.62		1.17	1.10		.66		1.54
Portfolio turnover rate (%)	150		104	137		171		210
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Growth Fund (formerly DWS Global Thematic Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. Equity securities are categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of February 28, 2014.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2013, the Fund had securities on loan with a gross value of $98,369,290. The value of the related collateral, $102,224,158, exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $582,061,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($421,973,000) and August 31, 2018 ($160,088,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,208,969
Capital loss carryforwards	$(582,061,000)
Net unrealized appreciation (depreciation) on investments	$41,745,520

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2013	2012
Distributions from ordinary income*	$9,197,691	$11,986,025

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2013, the Fund invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of August 31, 2013. For the year ended August 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $11,457,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(102,456)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

C. Purchases and Sales of Securities

During the year ended August 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $1,222,427,853 and $1,397,612,577, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's Subadvisor.

Global Thematic Partners, LLC ("GTP") served as subadvisor to the Fund through January 31, 2013. GTP or the "Subadvisor" was paid by the Advisor for the service GTP provided to the Fund. Effective February 1, 2013, the sub-advisory agreement with GTP was terminated and day-to-day portfolio management of the Fund transitioned to DIMA. At that time, the Fund's name changed from "DWS Global Thematic Fund" to "DWS Global Growth Fund."

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

For the period from September 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.51%
Class B	2.26%
Class R	1.76%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R	1.54%
Class S	1.04%
Institutional Class	1.04%

Accordingly, for the year ended August 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $246,278, and the amount charged aggregated $7,177,277, which was equivalent to an annual effective rate of 0.87% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2013, the Administration Fee was $829,313, of which $71,469 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$109,374	$109,374
Class B	6,195	6,195
Class C	20,073	20,073
Class R	1,983	1,983
Class S	584,763	584,763
Institutional Class	35,122	35,122
	$757,510	$757,510

In addition, for the year ended August 31, 2013, the Advisor agreed to reimburse the Fund $298,890 and $1,327 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2013
Class B	$51,529	$2,842
Class C	271,031	22,049
Class R	14,929	1,261
	$337,489	$26,152

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2013	Annual Effective Rate
Class A	$225,847	$59,606	$45,113	.18%
Class B	17,070	9,764	1,825	.11%
Class C	90,288	41,946	10,011	.13%
Class R	14,286	7,403	—	.12%
	$347,491	$118,719	$56,949

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2013 aggregated $2,733.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2013, the CDSC for Class B and C shares aggregated $14,465 and $222, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2013, DIDI received $168 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,573, of which $7,020 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through August 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $26,463.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2013.

G. Payment by Affiliates

During the period ended August 31, 2013, the Advisor fully reimbursed the Fund for $4,712 for losses incurred on trades processed late. The amount of this reimbursement was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	495,103	$12,043,433	530,635	$11,228,401
Class B	1,094	26,153	2,763	56,648
Class C	108,181	2,581,621	58,084	1,193,956
Class R	29,541	711,461	79,422	1,691,755
Class S	688,505	16,706,612	1,130,259	23,876,747
Institutional Class	240,864	5,878,999	427,335	8,960,722
		$37,948,279		$47,008,229
Shares issued to shareholders in reinvestment of distributions
Class A	35,380	$824,004	68,965	$1,395,155
Class B	553	12,399	2,126	41,442
Class C	2,503	56,536	8,920	175,012
Class R	1,568	36,497	3,111	62,869
Class S	299,174	6,934,860	433,252	8,721,372
Institutional Class	22,072	511,633	28,198	567,620
		$8,375,929		$10,963,470
Shares redeemed
Class A	(1,672,036)	$(40,017,878)	(2,584,684)	$(55,139,750)
Class B	(265,518)	(6,191,465)	(239,479)	(4,889,895)
Class C	(576,806)	(13,445,177)	(911,039)	(18,832,704)
Class R	(106,685)	(2,520,518)	(1,264,728)	(27,355,017)
Class S	(4,590,385)	(110,012,764)	(5,034,982)	(106,397,348)
Institutional Class	(475,590)	(11,395,949)	(417,418)	(8,905,203)
		$(183,583,751)		$(221,519,917)
Redemption fees		$1,492		$2,663
Net increase (decrease)
Class A	(1,141,553)	$(27,149,872)	(1,985,084)	$(42,515,587)
Class B	(263,871)	(6,152,913)	(234,590)	(4,791,805)
Class C	(466,122)	(10,807,008)	(844,035)	(17,463,718)
Class R	(75,576)	(1,772,515)	(1,182,195)	(25,600,307)
Class S	(3,602,706)	(86,370,429)	(3,471,471)	(73,797,277)
Institutional Class	(212,654)	(5,005,314)	38,115	623,139
		$(137,258,051)		$(163,545,555)

I. Changes to Fund Name and Investment Strategy

Effective February 1, 2013, DWS Global Thematic Fund changed its name to DWS Global Growth Fund and the sub-advisory agreement with Global Thematic Partners, LLC was terminated and the day-to-day management of the Fund was transitioned to Deutsche Investment Management Americas Inc. Effective that same day, the Fund's investment strategy changed and the Fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a small cap growth sleeve. For a description of the Fund's investment strategy, please see the Fund's current prospectus dated February 1, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and the Shareholders of DWS Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Growth Fund (formerly DWS Global Thematic Fund) (the "Fund") at August 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2013 to August 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$1,053.00	$1,048.60	$1,048.70	$1,051.80	$1,054.00	$1,054.00
Expenses Paid per $1,000*	$6.68	$10.53	$10.53	$7.96	$5.38	$5.38
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$1,018.70	$1,014.92	$1,014.92	$1,017.44	$1,019.96	$1,019.96
Expenses Paid per $1,000*	$6.56	$10.36	$10.36	$7.83	$5.30	$5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Growth Fund	1.29%	2.04%	2.04%	1.54%	1.04%	1.04%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2013, qualified for the dividends received deduction.

The Fund paid foreign taxes of $555,842 and earned $2,899,596 of foreign source income during the year ended August 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended August 31, 2013.

For federal income tax purposes, the Fund designates $15,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall9,10 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 2013	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGGF-2
(R-023989-3 10/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$67,730	$0	$0	$11,455
2012	$82,698	$0	$0	$6,396

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$11,455	$66,535	$0	$77,990
2012	$6,396	$56,300	$0	$62,696

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Growth Fund, a series of DWS Global/International Fund, Inc.

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2013